UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2021
National Storage Affiliates Trust
(Exact name of registrant as specified in its charter)

Maryland	001-37351	46-5053858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8400 East Prentice Avenue, 9th Floor
Greenwood Village, Colorado 80111
(Address of principal executive offices)
(720) 630-2600
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value per share	NSA	New York Stock Exchange
Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share	NSA Pr A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 3.02. Unregistered Sales of Equity Securities.
The information in Item 8.01 below is incorporated into this Item 3.02 by reference.
Item 8.01. Other Events.
On October 23, 2020, NSA OP, LP (the "Operating Partnership") issued 3,672 Class A common units of limited partner interest in the Operating Partnership ("OP units") to unrelated third parties and certain affiliates of Northwest Self Storage ("Northwest"), one of the Company's existing participating regional operators ("PROs"), representing OP units earned pursuant to an earnout agreement in connection with the acquisition of one self storage property. The issuance included 1,108 OP units to an affiliate of J. Timothy Warren, a trustee of the National Storage Affiliates Trust (the "Company").
On December 2, 2020, the Operating Partnership issued 28,646 OP units to an unrelated third party as partial consideration for the acquisition of one self storage property.
On December 10, 2020, the Operating Partnership issued 58,256 OP units to unrelated third parties and certain affiliates of Move It Self Storage ("Move It"), one of the Company's existing PROs as partial consideration for the acquisition of one self storage property.
On December 17, 2020, the Operating Partnership issued (i) 94,234 OP units to unrelated third parties and certain affiliates of Move It, one of the Company's existing PROs and (ii) 56,600 OP units to unrelated third parties, each as partial consideration for the acquisition of one self storage property.
On December 18, 2020, the Operating Partnership issued 70,149 OP units to an unrelated third party as partial consideration for the acquisition of one self storage property.
On December 30, 2020, the Operating Partnership issued 133,637 Series BL Class B common units of limited partner interest in the Operating Partnership ("subordinated performance units") to an affiliate of the Company's newest PRO, Blue Sky Self Storage ("Blue Sky"), in exchange for cash.
On December 31, 2020, the Operating Partnership issued the following Series BL subordinated performance units to an affiliate of Blue Sky: (i) 25,517 in exchange for cash, (ii) 47,328 in exchange for an equal number of OP units that such affiliate previously held, and (iii) 53,646 in exchange for the acquisition of one self storage property. In addition, on the same date, the Operating Partnership issued (i) 65,211 OP units to an unrelated third party as partial consideration for the acquisition of one self storage property and (ii) pursuant to existing agreements, 28,467 common shares of beneficial interest of the Company ("common shares"), in the aggregate, to an affiliate of Guardian Storage Centers LLC, one of the Company's existing PROs, in exchange for certain principal payment reimbursements received during the year ended December 31, 2020.
On January 11, 2021, January 26, 2021 and January 27, 2021, the Operating Partnership issued, respectively, 17,074, 8,197 and 2,734 Series BL subordinated performance units to certain affiliates of Blue Sky in exchange for cash.
On January 26, 2021, the Operating Partnership issued 10,374 OP units and 31,119 Series BL subordinated performance units to certain affiliates of Blue Sky as partial consideration for the acquisition of one self storage property.
On January 29, 2021, the Operating Partnership issued 116,493 OP units to unrelated third parties and certain affiliates of Northwest, one of the Company's existing PROs, in connection with the acquisition of one self storage property. The issuance included 29,123 OP units to an affiliate of J. Timothy Warren, a trustee of the Company,
On February 1, 2021, the Operating Partnership issued 33,487 Series PM subordinated performance units to an affiliate of Shader Brothers Corporation d/b/a Personal Mini Storage one of the Company's existing PROs, in exchange for cash.
Following a specified lock up period after the respective dates of issuance set forth above, the OP units issued by the Operating Partnership may be redeemed from time to time by the holders for a cash amount per OP unit equal to the market value of an equivalent number of common shares of the Company. The Company has the right, but not the obligation, to assume and satisfy the redemption obligation of the Operating Partnership described above by issuing one common share in exchange for each OP unit tendered for redemption. The Company has elected to report early the private placement of its common shares that may occur if the Company elects to assume the redemption obligation of the Operating Partnership as described above in the event that OP units are in the future tendered for redemption.
Following a two year lock-up period, holders of subordinated performance units may elect, only upon the achievement of certain performance thresholds relating to the properties to which such subordinated performance units relate, to convert all or a portion of such subordinated performance units into OP units one time each year by submitting a completed conversion notice prior to December 1 of such year. All duly submitted conversion notices will become effective on the immediately following January 1. For additional information about the conversion or exchange of subordinated performance units into OP units, see Note 9 in Item 1 to the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2020.

As of February 4, 2021, other than those OP units held by the Company, after reflecting the transactions described herein, 32,396,012 OP units of the Operating Partnership were outstanding (including 734,196 outstanding long-term incentive plan units in the Operating Partnership and 1,924,918 outstanding OP units in certain consolidated subsidiaries of the Operating Partnership, which are convertible into, or exchangeable for, OP units on a one-for-basis, subject to certain conditions).
The issuances described above were exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL STORAGE AFFILIATES TRUST

By:	/s/ TAMARA D. FISCHER
Tamara D. Fischer
President and Chief Executive Officer

Date: February 4, 2021